                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 31, 2004

                            LAYNE CHRISTENSEN COMPANY

               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                    33-48432                 48-0920712
      ---------------            ---------------            ---------------

      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)

                          1900 SHAWNEE MISSION PARKWAY
                           MISSION WOODS, KANSAS 66205

                    (Address of Principal Executive Offices)
                              --------------------

                                 (913) 362-0510

              (Registrant's telephone number, including area code)

                              --------------------

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

            (C)   EXHIBITS.

                  99 Press Release issued by Layne Christensen Company, dated March 31, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      IN ACCORDANCE WITH GENERAL INSTRUCTION B.2 OF FORM 8-K, THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED "FILED" FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

      On March 31, 2004, Layne Christensen Company issued a press release reporting earnings and other financial results for its fourth quarter and fiscal year ended January 31, 2004. A copy of the Press Release is attached as Exhibit 99.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LAYNE CHRISTENSEN COMPANY



Date:  March 31, 2004              By     /s/ A. B. Schmitt
                                       -----------------------------------
                                       Name: Andrew B. Schmitt
                                       Title:   President and Chief
                                                Executive Officer


                                INDEX TO EXHIBITS

      EXHIBIT NUMBER                DESCRIPTION
      --------------                -----------
          99            Press Release issued by Layne Christensen Company, dated
                        March 31, 2004.


                                      -2-